Exhibit 99.1



                              LETTER OF TRANSMITTAL

                                  Koppers Inc.
    OFFER TO EXCHANGE ITS ISSUED AND OUTSTANDING 9 7/8% SENIOR SECURED NOTES
      DUE 2013 FOR ITS 9 7/8% SENIOR SECURED NOTES DUE 2013 WHICH HAVE BEEN
             REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

               PURSUANT TO THE PROSPECTUS, DATED January [ ], 2004

--------------------------------------------------------------------------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [___________], 2004, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

--------------------------------------------------------------------------------

                     JP Morgan Chase Bank, as Exchange Agent

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
By Registered or Certified Mail:              By Hand after                    By Hand before 4:30 p.m.:
                                       4:30 p.m. or by Overnight Courier:
      JP Morgan Chase Bank                 JP Morgan Chase Bank                   JP Morgan Chase Bank

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                                  By Facsimile:
                                [              ]

                              Confirm by Telephone:
                                [              ]

          Delivery of this instrument to an address other than as set forth above, or transmission of instructions other than as set forth above, will not constitute a valid delivery.

     The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated January [ ], 2004 (the "Prospectus"), of Koppers Inc., a Pennsylvania corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $320,000,000 aggregate principal amount of the Company's 9 7/8% Senior Secured Notes due 2013 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding 9 7/8% Senior Secured Notes due 2013 (the "Old Notes"), which have not been so registered. JP Morgan Chase Bank (the "Exchange Agent") has been appointed as exchange agent for the Exchange Offer.

     For each Old Note accepted for exchange, the registered holder of such Old Note (collectively with all other registered holders of Old Notes, the "Holders") will receive an Exchange Note having a principal amount equal to that of the surrendered Old Note. Registered holders of Exchange Notes on the record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Accordingly, Holders whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date after consummation of the Exchange Offer and, in lieu thereof, will receive payment with respect to accrued interest on the Exchange Notes to the extent Old Notes or Exchange Notes were held on the applicable record date.

     This Letter of Transmittal is to be completed by a Holder of Old Notes either if Old Notes are to be forwarded herewith or if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering Old Notes." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an "Agent's Message") to the Exchange Agent for its acceptance. Transmission of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

    The undersigned has completed the appropriate boxes below and signed this
      Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                       SIGNATURES MUST BE PROVIDED BELOW.
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns, transfers and exchanges to, or upon the order of, the Company all right, title and interest in and to all such Old Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of such Holder's business, that such Holder has no arrangement or understanding with any person to participate in a distribution of such Exchange Notes and that the Holder is not an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by a Holder thereof (other than a Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder's business and such Holder has no arrangement with any person to participate in a distribution of such Exchange Notes. However, the Commission has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please issue the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated below maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" herein, please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown in the box herein entitled "Description of Old Notes Delivered."

      THE UNDERSIGNED, BY COMPLETING THE BOX BELOW ENTITLED "DESCRIPTION OF
         OLD NOTES DELIVERED" AND SIGNING THIS LETTER, WILL BE DEEMED TO
                HAVE TENDERED OLD NOTES AS SET FORTH IN SUCH BOX.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

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                                         DESCRIPTION OF OLD NOTES DELIVERED
--------------------------------------- ---------------------- ---------------------------------- --------------------

             Name(s) and                                                                               Principal
   Address of Registered Holder(s)           Certificate          Aggregate Principal Amount            Amount
      (Please fill-in, if blank)              Number(s)          Represented by Certificate(s)         Tendered*
--------------------------------------- ---------------------- ---------------------------------- --------------------
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                                                                                                  $_____________
--------------------------------------- ---------------------- ---------------------------------- --------------------

                                                                                                  $_____________
--------------------------------------- ---------------------- ---------------------------------- --------------------

                                                                                                  $_____________
--------------------------------------- ---------------------- ---------------------------------- --------------------

                                                                                                  $_____________
--------------------------------------- ---------------------- ---------------------------------- --------------------

                                                                                                  $_____________
--------------------------------------- ---------------------- ---------------------------------- --------------------

                                                                                                  $_____________
--------------------------------------- ---------------------- ---------------------------------- --------------------

                                                                                                  $_____________
--------------------------------------- ---------------------- ---------------------------------- --------------------

                                Total:                                                            $_____________
--------------------------------------- ---------------------- ---------------------------------- --------------------

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*    Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Old Notes represented by the listed certificates. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

|_|      CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name of Registered Holder______________________________________________

         Window Ticket Number (if any)__________________________________________

         Date of Execution of Notice of Guaranteed Delivery_____________________

         Name of Institution Which Guaranteed Delivery__________________________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name___________________________________________________________________

         Address________________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

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-----------------------------------------------------------    -------------------------------------------------------

              SPECIAL ISSUANCE INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
                (See Instructions 3 and 4)                                   (See Instructions 3 and 4)

     To be completed ONLY if certificates for Old Notes             To be completed ONLY if certificates for Old
not exchanged and/or Exchange Notes are to be issued in        Notes not exchanged and/or Exchange Notes are to be
the name of someone other than the person or persons           sent to someone other than the person or persons
whose signature(s) appear(s) on this Letter of                 whose signature(s) appear(s) on this Letter of
Transmittal below or if Old Notes delivered by book-entry      Transmittal below or to such person or persons at an
transfer which are not accepted for exchange are to be         address other than shown in the box entitled
returned by credit to an account maintained at DTC other       "Description of Old Notes Delivered" on this Letter
than the account indicated above.                              of Transmittal above.

Issue Exchange Notes and/or Old Notes to:
                                                               Mail Exchange Notes and/or Old Notes to:
Name:___________________________________________________       Name:_________________________________________________
                 (Please Type or Print)                                          (Please Type or Print)

Address:________________________________________________       Address:______________________________________________

________________________________________________________       ______________________________________________________
                                            (Zip Code)                                                  (Zip Code)


|_|    Credit unexchanged Old Notes delivered by               ______________________________________________________
       book-entry transfer to the DTC                                       (Taxpayer Identification or
       account set forth below.                                               Social Security Number)

________________________________________________________
                      (DTC Account)
----------------------------------------------------------    ---------------------------------------------------------

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                                      -4-

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING
                                 ANY BOX ABOVE

                                PLEASE SIGN HERE

         (All Tendering Holders Must Complete This Letter of Transmittal
                    And The Accompanying Substitute Form W-9)

Dated: ____________________________________, 2004

X_______________________________________________________________________________

X_______________________________________________________________________________
                (Signature(s) of Holders or Authorized Signatory)

Area Code and Telephone Number:_________________________________________________

If a Holder is tendering any Old Notes, this letter must be signed by the Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name:___________________________________________________________________________

________________________________________________________________________________
                             (Please Type or Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Telephone:______________________________________________________________________

               SIGNATURE GUARANTEE (If required by Instruction 3)

Signature(s) Guarantees by an Eligible Institution:_____________________________
                                                      (Authorized Signature)

________________________________________________________________________________
                                     (Title)

________________________________________________________________________________
                                 (Name and Firm)

Dated:  _____________________, 2004

                                  INSTRUCTIONS

    OFFER TO EXCHANGE ITS ISSUED AND OUTSTANDING 9 7/8% SENIOR SECURED NOTES
      DUE 2013 FOR ITS 9 7/8% SENIOR SECURED NOTES DUE 2013 WHICH HAVE BEEN
             REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

1.   Delivery of This Letter and Old Notes; Guaranteed Delivery Procedures.

     This Letter of Transmittal is to be completed by Holders of Old Notes if certificates are to be forwarded herewith. Certificates for all physically tendered Old Notes, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. Holders who tender their Old Notes using the DTC ATOP procedures need not submit this Letter of Transmittal.

     Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, overnight delivery mail or hand delivery), setting forth the name and address of the Holder of such Old Notes, the certificate number(s) and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three Business Days after the Expiration Date, a properly completed and duly executed Letter of Transmittal or Agent's Message, as the case may be, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a properly completed and executed Letter of Transmittal or Agent's Message, as the case may be, the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal are deposited by the Eligible Institution within three Business Days after the date of the Notice of Guaranteed Delivery. The term "Business Day" means any day that is not a Saturday, Sunday or legal Holiday in New York, New York, and on which commercial banks are open for business in New York, New York.

     The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the tendering Holders, but delivery will be deemed made only upon actual receipt or confirmation by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2.   Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry
     Transfer).

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes Delivered -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal, promptly after the Expiration Date. See Instruction 4. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on This Letter, Bond Powers and Endorsements, Guarantee of Signatures.

     If this Letter of Transmittal is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the Holder or Holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If however, the Exchange Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION WHICH IS A MEMBER OF THE SECURITY TRANSFER AGENTS MEDALLION PROGRAM OR BY ANY OTHER "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH, AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE DTC SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.   Special Issuance and Delivery Instructions.

     Tendering Holders of Old Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of an issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.   Transfer Taxes.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering Holder.

6.   Waiver of Conditions.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.   No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability for failure to give any such notice.

8.   Mutilated, Lost, Stolen or Destroyed Old Notes.

     Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.   Withdrawal of Tenders.

     For a withdrawal to be effective, a written notice of withdrawal sent by facsimile transmission or letter must be received by the Exchange Agent at the address set forth on the cover of this Letter of Transmittal before 5:00 p.m., New York City time, on the Expiration Date. To be effective, a notice of withdrawal must:

     o specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor");

     o identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes);

     o include a statement that such Holder is withdrawing his election to have such Old Notes exchanged;

     o be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Old Notes into the name of the person withdrawing the tender; and

     o specify the name in which any such Old Notes are to be registered, if different from that of the Depositor.

     The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of with-drawal must specify the name and number of the account at the book-entry transfer facility. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

     Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the Holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus at any time prior to the Expiration Date.

10.  Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address indicated above.

                            IMPORTANT TAX INFORMATION

     Under current United States federal income tax law, a prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions may be subject to backup withholding tax unless such prospective Holder provides the Company (as payor), through the Exchange Agent, with Substitute Form W-9, as described below in "Purpose of Substitute Form W-9," or otherwise establishes a basis for exemption. Accordingly, each prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

     Certain Holders of Exchange Notes (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding tax and reporting requirements. Exempt prospective Holders of Exchange Notes should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding tax applies, the Company is required to withhold 28% (31% after 2010) of any payment made to the Holder of Exchange Notes or other payee. Backup withholding tax is not an additional United States federal income tax. Rather, the United States federal income tax liability of persons subject to backup withholding tax will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding tax on any Exchange Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Exchange Notes, each prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) (a) such prospective Holder's correct TIN on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective Holder has applied for and is awaiting a TIN); (b) certification that (1) such prospective Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding tax as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified such prospective Holder that he or she is no longer subject to backup withholding tax; and (c) certification that the Holder is a United States person; or (ii) an adequate basis for exemption from backup withholding tax. If such Holder is an individual, the TIN is such Holder's social security number. If the Exchange Agent is not provided with the correct TIN, the Holder of the Exchange Notes may be subject to certain penalties imposed by the Internal Revenue Service unless such failure is due to reasonable cause and not to willful neglect.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Exchange Notes. If the Exchange Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

                  TO BE COMPLETED BY CERTAIN TENDERING HOLDERS
                         (SEE IMPORTANT TAX INFORMATION)

                      PAYOR'S NAME: WELLS FARGO BANK, N.A.

------------------------------------ -------------------------------------- ------------------------------------------
SUBSTITUTE                           PART I--PLEASE PROVIDE YOUR TIN IN
Form W-9                             THE BOX AT RIGHT OR INDICATE THAT      TIN:  _______________________________
                                     YOU APPLIED FOR A TIN AND CERTIFY BY         Social Security Number or
                                     SIGNING AND DATING BELOW.                    Employer Identification Number

                                                                            TIN Applied for  / /

                                     ---------------------------------------------------------------------------------
Department of the Treasury           PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
Internal Revenue Service
                                     (1)    The number shown on this form is my
                                            correct Taxpayer Identification
                                            Number (or I am waiting for a number
                                            to be issued to me);
                                     (2)    I am not subject to backup
                                            withholding either because: (a) I am
                                            exempt from backup withholding, or
                                            (b) I have not been notified by the
                                            Internal Revenue Service (the "IRS")
                                            that I am subject to backup
                                            withholding as a result of a failure
                                            to report all interest or dividends,
                                            or (c) the IRS has notified me that I
Payor's Request for Taxpayer                am no longer subject to backup withholding; and
Identification Number                (3)    I am a United States person (including a United
("TIN")                                     States resident alien).
and Certification
                                     Signature:________________________  Date: _____________________

------------------------------------ ---------------------------------------------------------------------------------


     You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends in your tax return.

NOTE: FAILURE BY A PROSPECTIVE HOLDER OF EXCHANGE NOTES TO BE ISSUED PURSUANT TO
     THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% (31% AFTER 2010) OF THE EXCHANGE NOTES DELIVERED TO YOU PURSUANT TO THE EXCHANGE OFFER AND ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 1 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28% (31% after 2010) of all reportable payments made to me thereafter will be withheld until I provide a number.


_____________________________________           ____________________________
              Signature                                  Date

--------------------------------------------------------------------------------